UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2024
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ACELYRIN, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41696	85-2406735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4149 Liberty Canyon Road	91301
Agoura Hills, California
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 730-0360
N/A
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	SLRN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On March 11, 2024, ACELYRIN, INC. (the “Company”) issued two press releases, entitled “ACELYRIN, INC. Announces Positive Top-line Results from Its Global Phase 2b/3 Clinical Trial of Izokibep in Psoriatic Arthritis” and “ACELYRIN, INC. Announces Long-Term 32-Week Data from the Phase 2b Trial of Izokibep in Hidradenitis Suppurativa Demonstrating Sustained Responses and Deepening Clinical Benefit – Improving Quality of Life for Patients”. The Company also released a presentation related to and intended to be read together with the foregoing press releases. A copy of the press releases and the presentation slides are furnished herewith as Exhibits 99.1 to 99.3 and are incorporated herein by reference.
In Q4 2023, we disclosed a vendor programming error caused a dose-sequencing error in the 160 mg every other week (Q2W) and 80mg every four weeks (Q4W) dosing arms of our Phase 2b/3 trial in Psoriatic Arthritis (“PsA Trial”), and that we would conduct an independent audit of this and certain other trials. We have completed our audits of the PsA Trial and our Phase 2b trial in Hidradenitis Suppurativa (HS). We appreciate Fortrea’s commitment to working together and the attention their leadership has given to this matter so that we could together determine the best path forward.
Given the dose-sequencing error and audit findings, we plan to remediate certain findings in the PsA trial to enable this study as the first of two registrational trials in PsA. We expect to work with Fortrea on certain ongoing studies while transitioning other services. Upon completion of that work, the parties have mutually agreed to part ways. We anticipate the majority of services will be transitioned by the end of Q1 2024 and we expect to continue to cooperate together to complete the ongoing remediation efforts. We are pleased that we have ultimately been able to address this challenge and move forward with the izokibep clinical development program.
The information disclosed under this Item 7.01 and in the related exhibits hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission that any information in this report is material or required to be disclosed by Regulation FD.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	Press release, titled “ACELYRIN, INC. Announces Positive Top-line Results from Its Global Phase 2b/3 Clinical Trial of Izokibep in Psoriatic Arthritis”, dated March 11, 2024
99.2
Press release, titled “ACELYRIN, INC. Announces Long-Term 32-Week Data from the Phase 2b Trial of Izokibep in Hidradenitis Suppurativa Demonstrating Sustained Responses and Deepening Clinical Benefit – Improving Quality of Life for Patients”, dated March 11, 2024

99.3	Presentation, titled “Izokibep Psoriatic Arthritis Global Phase 2b/3 TopLine Results; Izokibep Hidradenitis Suppurativa Phase 2b Long Term 32 Week Data”, dated March 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELYRIN, INC.

Dated: March 11, 2023	By:	/s/ Gil M. Labrucherie
Gil M. Labrucherie
Chief Financial Officer